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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                March 16, 2001
                                Date of Report
                       (Date of earliest event reported)



                             Nuevo Energy Company
            (Exact name of registrant as specified in its charter)


  Delaware                               0-10537                  76-0304436
  (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
  of incorporation)                                          Identification No.)

                         1021 Main Street, Suite 2100
                             Houston, Texas 77002
         (Address of principal executive offices, including zip code)


                                (713) 652-0706
             (Registrant's telephone number, including area code)


                                Not Applicable
                       (Former name and former address,
                         if changed since last report)
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Item 1.  Changes in Control of Registrant.

     Not applicable to this filing.

Item 2.  Acquisition or Disposition of Assets.

     Not applicable to this filing.

Item 3.  Bankruptcy or Receivership.

     Not applicable to this filing.

Item 4.  Changes in Registrant's Certifying Accountants.

     Not applicable to this filing.

Item 5.  Other Events.

     Not applicable to this filing.

Item 6.  Resignation of Registrant's Directors.

     Not applicable to this filing.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.

     Not applicable to this filing.

(b)  Pro Forma Financial Information.

     Not applicable to this filing.

(c)  Exhibits.

  Exhibit
  Number                       Title of Document
  ------                       -----------------

   99.1      Nuevo Energy Company First Quarter 2001 Financial Guidance

Item 8.  Change in Fiscal Year.

     Not applicable to this filing.

Item 9.  Regulation FD Disclosure.

     The information attached hereto as Exhibit 99.1 is incorporated herein by reference.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Nuevo Energy Company


                              By:   /s/  Robert M. King
                                    ------------------------------
Dated:  March 16, 2001              Robert M. King
                                    Senior Vice President and Chief
                                    Financial Officer
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                                 EXHIBIT INDEX


 Exhibit
 Number                          Title of Document
 ------                          -----------------

  99.1    Nuevo Energy Company First Quarter 2001 Financial Guidance